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                                                                    Exhibit 99.3

                                  Certification

         Pursuant to 18 U.S.C. ss. 1350, I, Arthur F. Ryan, Chief Executive Officer of Prudential Financial, Inc. (the "Company"), hereby certify that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   August 14, 2002




                                              /s/ Arthur F. Ryan
                                             -----------------------------------
                                             Name:  Arthur F. Ryan
                                             Title: Chief Executive Officer



         The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.